                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934




                                   March 31, 1998
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                         (Date of earliest event reported)



                               Trans World Gaming Corp.
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                (Exact name of registrant as specified in its charter)


Nevada                                  0-25244                    13-3738518
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)

One Penn Plaza, Suite 1503 New York, New York                     10119-0002
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(Address of principal executive offices)                           (Zip Code)


                                   (212) 563-3355
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
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           (Former name, former address and former fiscal year, if changed since last report)


                                  Page 1 of 7 Pages
                          Exhibit Index appears on Page 4

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ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS

     On March 31, 1998, Trans World Gaming Corp. ("TWG" or the "Company"), acquired substantially all of the voting and non-voting ownership interests of 21st Century Resorts a.s., a Czech Republic joint stock company ("Resorts") and Resorts' subsidiaries, LMJ Casino Rozvadov a.s., a Czech Republic joint stock company ("LMJCR"), LMJ Slots s.r.o., a Czech Republic limited liability company ("LMJS") and Atlantic Properties s.r.o., a Czech Republic limited liability company ("Atlantic") and certain assets of Gameway Leasing Limited, a Gibraltar company limited by shares ("Gameway") and Monarch Leasing Limited, a Gibraltar company limited by shares ("Monarch"). The underlying assets acquired primarily included the voting and non-voting shares of Resorts, LMJCR, LMJS and Atlantic, contract rights, land, furniture, fixtures, gaming equipment and inventories, while the primary liabilities assumed included accounts payable and accrued liabilities related to the ongoing business. The net purchase price for the acquisition was U.S.$10,340,685.59. The Company obtained the funds for the acquisition through various financial arrangements, described below.

     Prior to the date of the acquisition and subsequent thereto, Resorts, LMJCR, LMJS and Atlantic were, and continue to be, engaged in the business of casino gaming in Ceska Kubice and Rozvadov, Czech Republic, and Resorts owns the land and rights to build a third casino thereon in Znojmo, Czech Republic. Gameway and Monarch were engaged in the leasing of casino equipment and providing certain management services to Resorts, LMJCR, LMJS and Atlantic. The Company has taken over all such operations of Resorts, LMJCR, LMJS and Atlantic and the assets of Gameway and Monarch.

     On March 31, 1998, the Company, with the assistance of Libra Investments, Inc., Los Angeles, California, acting as placement agent ("Libra"), borrowed $17.0 million from fourteen sophisticated, accredited investors (the "Investors") in a private placement. (See Exhibits 2(ii) and 2(iii)). The loan is represented by 12% Senior Secured Notes (the "Notes") issued pursuant to an indenture by and among TWG, TWG International U.S. Corporation ("TIUC"), TWG Finance Corp. ("TFC") (both wholly owned subsidiaries of TWG) and U.S. Trust Company of Texas, N.A., acting as indenture trustee (the "Indenture Trustee") (See Exhibit 4(i)). TIUC was recently organized by the Company to hold the equity interests of Resorts and its subsidiaries and TFC was recently organized to act as a financing and collateral vehicle for the Investors in order to facilitate the collateralization of the loan under Czech law (a separate indenture was entered into between TIUC and the Indenture Trustee pursuant to which TFC holds a $17.0 million note which represents the same, and not additional, debt as represented by the Notes. The Notes are secured directly by a pledge of all of the stock of TIUC and TFC and indirectly by a pledge of 66% of the stock of certain of TIUC's subsidiaries, including Resorts. See Exhibit 4(iii)). The Notes accrue interest and are payable semi-annually, mature on March 17, 2005 and rank PARI PASSU with the Company's other outstanding unsecured and unsubordinated indebtedness. The Notes also require mandatory prepayments based upon excess cash flow generated by TIUC from the operation of the Czech casinos.

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     In addition to the Notes, each Investor received a proportionate share of warrants to purchase approximately 7.1 million shares of TWG common stock (the "Warrants"), representing 40% of the Company's fully diluted outstanding common stock. The Warrants have an exercise price of $.01 per share and expire on March 31, 2008 (See Exhibit 4(ii)). The proceeds of the private placement were used to acquire the equity interests described above and will be used to fund improvements in the existing casinos and fund plans for the development of a casino on the Znojmo property (together, $12.6 million), retire a promissory note ($1.3 million), pay the fees and expenses of the private placement ($1.4 million, including $703,088 to Libra in cash plus warrants to acquire 354,374 shares at $.01 per share to expire on March 31, 2008; see Exhibit 4(x)); and for working capital ($1.7 million). The indenture contains significant financial and other restrictive covenants relating to the business of TWG and TIUC.

     As a condition to the private placement, TWG was required to renegotiate the terms and conditions of the $4.8 million Secured Convertible Senior Bonds (the "Senior Bonds") due June 30, 1999. On March 25, 1998, the Company and the holders of the Senior Bonds agreed to amend such indebtedness to provide: (i) the principal and interest obligations will be payable only from excess cash flow generated primarily from the Louisiana operations and secondarily from the Bishkek operations; (ii) the maturity date was extended to December 31, 2005;
(iii) the ability to convert the Senior Bonds into TWG common stock at $2.50 per share through June 30, 1998 and at $3.125 per share from July 1, 1998 to June 30, 1999 was terminated; and (iv) the holders of the Senior Bonds received warrants replacing the outstanding warrants and warrants issued in consideration of the termination of the conversion rights to purchase, in the aggregate, 4,160,000 shares of TWG common stock at an exercise price of $1.00 and $1.50 per share, respectively, to expire on December 31, 2005 (See Exhibits 4(v), 4(vi) and 4(vii)).

     On March 25, 1998, the Company also renegotiated the terms of certain warrants to purchase 499,895 shares of TWG common stock owned by Mr. Christopher
P. Baker and certain of his affiliates ("Baker"). In consideration of the elimination of certain anti-dilution provisions in said warrants, the Company issued to Baker amended warrants to purchase 2,051,912 shares of TWG common stock at $.01 per share (such warrants include, and are not in addition to, the original warrants to purchase 499,895 shares of TWG common stock) which warrants expire on June 30, 2002 (See Exhibits 4(viii) and 4(ix)).

     Other than this transaction, prior to the closing thereof, there was no material relationship between the Company and Resorts or any of the Company's or Resorts' affiliates.

     (The descriptions of the agreements set forth above are, by necessity, only summaries thereof and do not purport to be complete. Reference is made to the full texts of such agreements attached hereto as Exhibits.)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Financial Statements will be filed by amendment on or before May 30, 1998 pursuant to the guidelines set forth in Item 7(a)(4) of the instructions to Form 8-K.


EXHIBITS:


         Exhibit Number                         Description
         --------------                         -----------
         2(i)                       Stock Purchase Agreement by and
                                    among Trans World Gaming Corp.,
                                    21st Century Resorts a.s., Gameway
                                    Leasing Limited,  Monarch Leasing
                                    Limited and the Named Individuals
                                    dated January 20, 1998
                                    (incorporated by reference to
                                    Exhibit 10.30 of the Company's
                                    Form 10-KSB filed with the
                                    Securities and Exchange Commission
                                    on March 31, 1998).

         2(ii)                      Form of Subscription Agreement by
                                    and among Trans World Gaming
                                    Corp., TWG International U.S.
                                    Corporation, TWG Finance Corp. and
                                    a named investor dated March 16,
                                    1998 (incorporated by reference to
                                    Exhibit 10.31 of the Company's
                                    Form 10-KSB filed with the
                                    Securities and Exchange Commission
                                    on March 31, 1998).

         2(iii)                     Escrow Agreement by and among U.S.
                                    Trust Company of Texas, N.A.,
                                    Trans World Gaming Corp., TWG
                                    Finance Corp. and TWG
                                    International U.S. Corporation
                                    dated March 17, 1998 (incorporated
                                    by reference to Exhibit 10.32 of
                                    the Company's Form 10-KSB filed
                                    with the Securities and Exchange
                                    Commission on March 31, 1998).

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         4(i)                       Indenture by and among Trans World
                                    Gaming Corp., TWG International
                                    U.S. Corporation, TWG Finance
                                    Corp. and U.S. Trust Company of
                                    Texas, N.A. dated March 31, 1998.

         4(ii)                      Form of Series C Warrant to
                                    Purchase Common Stock of Trans
                                    World Gaming dated March 31, 1998.

         4(iii)                     Indenture by and between TWG
                                    International U.S. Corporation and
                                    U.S. Trust Company of Texas, N.A.
                                    dated March 31, 1998.

         4(iv)                      Form of Consent to Amend
                                    Indenture, Bonds and Warrants by
                                    and among Trans World Gaming
                                    Corp., Trans World Gaming of
                                    Louisiana, Inc., U.S. Trust
                                    Company of Texas, N.A. and a named
                                    holder dated March 25, 1998.

         4(v)                       First Amended Indenture by and
                                    among Trans World Gaming Corp.,
                                    Trans World Gaming of Louisiana,
                                    Inc. and U.S. Trust Company of
                                    Texas, N.A. dated March 31, 1998.

         4(vi)                      Form of Series A Warrant to
                                    Purchase Common Stock of Trans
                                    World Gaming Corp. dated March 31,
                                    1998.

         4(vii)                     Form of Series B Warrant to
                                    Purchase Commons Stock of Trans
                                    World Gaming Corp. dated March 31,
                                    1998.

         4(viii)                    Form of Agreement to Amend
                                    Warrants by and between Trans
                                    World Gaming Corp. and a named
                                    holder dated March 25, 1998.

         4(ix)                      Form of Series D Warrant to
                                    Purchase Common Stock of Trans
                                    World Gaming Corp. dated March 31,
                                    1998.

         4(x)                       Form of Series E Warrant to
                                    Purchase Common Stock of Trans
                                    World Gaming Corp. dated March 31,
                                    1998.

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         20(i)                      Press Release issued by the
                                    Company on January 20, 1998 with
                                    respect to the Agreement.

         20(ii)                     Press Release issued by the
                                    Company on April 1, 1998 with
                                    respect to the Closing.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TRANS WORLD GAMING CORP.



Date:  April 14, 1998         By:  /s/ Dominick J. Valenzano
                                   -------------------------
                                   Dominick J. Valenzano
                                    Chief Financial Officer


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